EXHIBIT 99.2



Certification of Periodic Financial Report by
Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, George R. Kirkland, Senior Vice-President and Treasurer of Southwest Georgia Financial Corporation (the "Registrant"), certify that:

(1)The Registrant's Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Registrant.



By:  /s/George R. Kirkland
     George R. Kirkland
     Senior Vice-President and Treasurer
     (Chief Financial Officer)
     Southwest Georgia Financial Corporation


     March 26, 2003



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